UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 9, 2011

THE GRAYSTONE COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-54254 (Commission File No.)	27-3051592 (IRS Employer Identification No.)

380 Lexington Ave, 17th Floor
New York, New York 10138
(Address of principal executive offices, including ZIP code)

(917) 310-0077
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The Shareholder of the company held its annual meeting on April 9, 2011. The result of the voting of the shareholder was:
1.	The shareholder approved the amended by-laws that included language that staggered the terms of the Board of Directors.
2.
Paul Howarth was elected as a Board of Director.  Mr. Howarth’s term is to begin on September 1, 2011.  Mr. Howarth will serve a one year term and then his seat will be up for election at the annual shareholders meeting held in 2012.  At which time the term will be 4 years.

3.
Jeff Combs was elected as a Board of Director.  Mr. Combs’ term is to begin on September 1, 2011.  Mr. Combs will serve a two year term and then his seat will be up for election at the annual shareholders meeting held in 2013.  At which time the term will be 4 years.

4.
Josh Brinen was elected as a Board of Director.  Mr. Brinen’s term is to begin on September 1, 2011.  Mr. Brinen will serve a three year term and then his seat will be up for election at the annual shareholders meeting held in 2014.  At which time the term will be 4 years.

5.
J.W. Mézey was elected as a Board of Director.  Mr. Mézey’s term is to begin on September 1, 2011.  Mr. Mézey will serve a four year term and then his seat will be up for election at the annual shareholders meeting held in 2015.  At which time the term will be 4 years.

6.	The shareholder approved the acquisition of real estate in Indiana that was owned by our officers and directors, Paul Howarth and J.W. Mézey
7.	The Shareholders ratified and approved the Boards resolution to file a Form 211 with FINRA to obtain a ticker symbol on behalf of the Company.
8.	The Shareholders ratified the filing of the Company’s S-8 and the 2011 Company’s Stock Incentive Plan
9.	The Shareholder approved the acquisition of a 20% of Grupo Minero Inca S.A., a Peruvian Company
10.	The shareholders approved the acquisition of an additional 5% of Grupo Minero Inca from our officers and directors, Paul Howarth and J.W. Mézey
11.
The Shareholders ratified the contract between Graystone Mining Company and Grupo Minero Inca S.A. whereby Graystone Mining will retain Grupo Minero Inca S.A. to perform all mining operations on Graystone’s properties in Peru in exchange for a split of the gross revenues as follows:  45% to Graystone and 55% to Grupo Minero Inca S.A.

12.	The shareholders Ratified the stock issuances that the Company issued to Paul Howarth and J.W. Mézey pursuant to Rule 16b-3(d) of The Securities Exchange Act of 1934
13.	The Shareholders ratified that Cleartrust, LLC shall act as the Company’s transfer agent
14.	The Shareholders authorized the Board, at its discretion, to issue a stock dividend at a rate of 1 share for each share held. The record date shall be April 15, 2011 for the stock dividend
15.
The Shareholders ratified a promissory note for $50,000 issued to its officers and directors in exchange for $50,000.  The Company also agreed to pay 5% of the Gross Revenue to the note holders from the mining concession purchased from the proceeds of the $50,000.

16.	Ratification of the actions of the Board of Directors for the fiscal year 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Graystone Company, Inc.

Dated: April 12, 2011	By:	/s/ J.W Mézey
Name: J.W. Mézey
Title: President/COO